Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 025
EBP, Description of Plan [Line Items]
Plan Termination

Note 7 - Plan Termination

The Company, by action of the board of directors, may terminate the Plan at any time. Termination of the Plan would not affect the rights of a participant as to the continuance of investment, distribution or withdrawal of their account balance. Upon termination of the Plan, participants would become fully vested. In the event of termination, all participant notes receivable would become due immediately upon such termination. There are currently no plans to terminate the Plan.